UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2010

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 810-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is being filed to provide clarification of certain information in the Form 8-K filed on August 17, 2010.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 16, 2010, Hill International, Inc. (the “Company”) was notified that Amper, Politziner and Mattia, LLP (“Amper”) an independent registered public accounting firm combined its practice with that of Eisner LLP and the name of the combined practice operates under the name EisnerAmper LLP (“EisnerAmper”). Concurrently, Amper resigned as the Company’s independent registered public accounting firm. Also on August 16, 2010, the Audit Committee of the Company’s Board of Directors engaged EisnerAmper to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2009 and 2008, and through the date of this Current Report on Form 8-K, the Company did not consult with EisnerAmper regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of Amper on the consolidated financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2008 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper a copy of the disclosures in this Form 8-K and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company’s statements in this Item 4.01. A copy of the letter dated August 23, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

16.1	Letter from Amper, Politziner & Mattia, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

By:	/S/ JOHN FANELLI III
Name:	John Fanelli III
Title:	Senior Vice President and
Chief Financial Officer

Dated: August 23, 2010